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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2001


                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)


              0-17000                                    38-2799780
     (Commission File Number)                 (IRS Employer Identification No.)


  101 North Pine River Street, Ithaca, Michigan               48847
     (address of principal executive offices)              (ZIP Code)


       Registrant's telephone number, including area code: (989) 875-4144



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                    Information to be Included In the Report

Item 6. Resignation of Registrant's Directors

Mr. Luneack resigned from the Board of Directors of CNFC and of Commercial Bank effective September 20, 2001. Mr. Luneack had reached the mandatory retirement age of 70. The Board of Directors of CNFC and Commercial Bank accepted Mr. Luneack's resignation.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 25, 2001                 COMMERCIAL NATIONAL FINANCIAL CORPORATION


                                       By: Patrick G. Duffy

                                       Title: Executive Vice President and
                                              Chief Financial Officer